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                                                                    EXHIBIT 10.3

                                 FIRST AMENDMENT
                                     TO THE
                           DEFERRED COMPENSATION PLAN
                              FOR OUTSIDE DIRECTORS
                             OF BOWATER INCORPORATED



         WHEREAS, Bowater Incorporated, a Delaware corporation (the "Company"), established the Deferred Compensation Plan for Outside Directors of Bowater Incorporated (the "Plan"), for the benefit of directors of the Corporation who are not employees of the Company; and

         WHEREAS, the Company has reserved the authority to amend the Plan under
Section 6.01 by action of the Officer Committee as defined in the Plan; and

         WHEREAS, the Officer Committee is defined in Section 1.09 of the Plan as being composed of the following officers of the Company: Chief Executive Officer, Chief Financial Officer and Vice President-Human Resources; and

         WHEREAS, the Officer Committee desires to amend the Plan to change installment distributions; and

         NOW, THEREFORE, the Officer Committee hereby amends the Plan, effective as of November 1, 2001, as follows:

         The last three sentences of Section 4.01 are hereby deleted and the following three sentences are added in substitution thereof:

         "If a Participant has elected a single installment distribution, the distribution will be made in cash or in shares of Stock, or any combination thereof, as elected by the Participant by no later than the December 31 immediately preceding the year of distribution, or, absent any election as to the form, a distribution attributable to a Participant's Stock Account shall be made in shares of Stock, and a distribution attributable to a Participant's Cash Account will be made in cash. If a Participant has elected a distribution in five or ten annual installments, then each installment distribution shall be made in cash and/or shares of Stock subject to the following: (i) absent any election as to the form, a distribution attributable to a Participant's Stock Account shall be made in shares of Stock, and a distribution attributable to a Participant's Cash Account will be made in cash, and a distribution with respect to a Participant who has a balance in both his Stock Account and Cash Account will be derived from both Accounts, by multiplying the balance of each account by a fraction, the numerator of which is one and the denominator of which is the number of remaining installments (including the installment being distributed); or (ii) if a Participant elects by no later than the December 31 immediately preceding the year of distribution, the distribution will be made in cash or in shares of Stock, or any combination thereof, as elected by the Participant, pursuant to


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procedures established by the Administrator; and (iii) if a Participant does not make an election with respect to a distribution, but has made an election with respect to one or more prior distributions, the most recent election will control. A cash distribution attributable to a Participant's Stock Account, or a Stock distribution attributable to a Participant's Cash Account, will be valued on the basis of the Stock Price on the date as of which such distribution occurs.

         IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized Officer Committee as of November 1, 2001.


                                        BOWATER INCORPORATED

                                        By the Officer Committee



                                        /s/ Arnold M. Nemirow
                                        ----------------------------------------
                                        Arnold M. Nemirow, Chairman,
                                        President and Chief Executive Officer




                                        /s/ David G. Maffucci
                                        ----------------------------------------
                                        David G. Maffucci, Senior Vice President
                                        And Chief Financial Officer




                                        /s/ James T. Wright
                                        ----------------------------------------
                                        James T. Wright
                                        Vice President-Human Resources